                                                                   EXHIBIT 10.33

                  AMENDMENT NO. 1 dated as of May 11, 2001 (this
                  "AMENDMENT"), to the Amended and Restated Credit Agreement dated as of April 20, 2001 (the "CREDIT AGREEMENT"), among ALLIANT TECHSYSTEMS INC. (the "Company"), the BORROWING SUBSIDIARIES party thereto (each, a "BORROWING SUBSIDIARY" and collectively with the Company, the "BORROWERS"), the LENDERS pall thereto and THE CHASE MANHATTAN BANK, as Administrative Agent.

         The Company has requested that certain provisions of the Credit Agreement be amended as set forth herein and the requisite Lenders are willing so to amend the Credit Agreement on the terms and subject to the conditions set forth herein. Capitalized terms use but not defined herein shall have the meanings assigned to them in the Credit Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. AMENDMENT. The definition of "NET PROCEEDS" is hereby amended by adding at the end thereof the following provision:

                  "; and PROVIDED FURTHER that, after the Net Proceeds of any Senior Subordinate Notes or other Permanent Securities have been applied to prepay in full all loans outstanding under the Bridge Credit Agreement and $75,000,000 of Term Loans, the next $65,000,000 of proceeds therefrom that would otherwise constitute "NET PROCEEDS" shall, to the extent applied to prepay Revolving Borrowings, be deemed not to constitute Net Proceeds and shall not be subject to Section 2.11(c)."

         SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first written above (the "EFFECTIVE DATE") when the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company, the Required Lenders, Tranche A Term Lenders holding a majority in interest of the outstanding Tranche A Term Loans and Tranche B Term Lenders holding a majority in interest of the outstanding Tranche B Term Loans.

         SECTION 3. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrowers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or

         SECTION 4. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                       ALLIANT TECHSYSTEMS INC,


                                       by   /s/ Wayne E. Gilbert
                                            ------------------------------------
                                            Name:  Wayne E. Gilbert
                                            Title: Authorized Signatory

                                       ALLIANT AMMUNITION SYSTEMS COMPANY LLC,


                                       by   /s/ Wayne E. Gilbert
                                            ------------------------------------
                                            Name:  Wayne E. Gilbert
                                            Title: Authorized Signatory


                                       ALLIANT PRECISION FUZE COMPANY LLC,


                                       by   /s/ Wayne E. Giblert
                                            ------------------------------------
                                            Name:  Wayne E. Gilbert
                                            Title: Authorized Signatory


                                       THE CHASE MANHATTAN BANK,
                                       individually and as Administrative Agent,


                                       by   /s/ John C. Riordan
                                            ------------------------------------
                                            Name:  John C. Riordan
                                            Title: Vice President

                                          SIGNATURE PAGE TO AMENDMENT NO. 1,
                                          DATED AS OF MAY 11,2001 TO THE ALLIANT
                                          TECHSYSTEMS INC. CREDIT AGREEMENT


                 NAME OF INSTITUTION:  Riviera Funding LLC


                                       by   /s/ Ann E. Morris
                                            ------------------------------------
                                            Name:  Ann E. Morris
                                            Title: Asst. Vice President


                 NAME OF INSTITUTION:  Eaton Vance CDO III, Ltd.
                                       By:   Eaton Vance Management, as
                                             Investment Advisor


                                       by   /s/ Scott H. Page
                                            ------------------------------------
                                            Name:  Scott H. Page
                                            Title: Vice President


                 NAME OF INSTITUTION:  Senior Debt Portfolio
                                       By:   Boston Management and Research as
                                             Investment Advisor


                                       by   /s/ Scott H. Page
                                            ------------------------------------
                                            Name:  Scott H. Page
                                            Title: Vice President

                 NAME OF INSTITUTION:  Eaton Vance CDO IV, Ltd.
                                       By:   Eaton Vance Management as
                                             Investment Advisor


                                       by   /s/ Scott H. Page
                                            ------------------------------------
                                            Name:  Scott H. Page
                                            Title: Vice President


                 NAME OF INSTITUTION:  Thermopylee Funding Corp.


                                       by   /s/ Frank B. Bilorta
                                            ------------------------------------
                                            Name:  Frank B. Bilorta
                                            Title: Vice President


                 NAME OF INSTITUTION:  Toronto Dominion (Texas), Inc.


                                       by   /s/ Carolyn R. Faeth
                                            ------------------------------------
                                            Name:  Carolyn R. Faeth
                                            Title: Vice President


                 NAME OF INSTITUTION:  Sankaty High Yield Partners II, L.P.


                                       by   /s/ Diane J. Exter
                                            ------------------------------------
                                            Name:  Diane J. Exter
                                            Title: Managing Director
                                                   Portfolio Manager


                 NAME OF INSTITUTION:  Sankaty High Yield Partners III, L.P.


                                       by   /s/ Diane J. Exter
                                            ------------------------------------
                                            Name:  Diane J. Exter
                                            Title: Managing Director
                                                   Portfolio Manager

                 NAME OF INSTITUTION:  Sankaty Advisors, LLC as Collateral
                                       Manager for Great Point CLO 1999-1 LTD., as Term Lender


                                       by   /s/ Diane J. Exter
                                            ------------------------------------
                                            Name:  Diane J. Exter
                                            Title: Managing Director
                                                   Portfolio Manager


                 NAME OF INSTITUTION:  Sankaty Advisors, Inc., as Collateral
                                       Manager for Great Point CBO 1998-1 LTD., as Term Lender


                                       by   /s/ Diane J. Exter
                                            ------------------------------------
                                            Name:  Diane J. Exter
                                            Title: Managing Director
                                                   Portfolio Manager


                 NAME OF INSTITUTION:  Sankaty Advisors, Inc., as Collateral
                                       Manager for Brant Point CBO 1999-1 LTD., as Term Lender


                                       by   /s/ Diane J. Exter
                                            ------------------------------------
                                            Name:  Diane J. Exter
                                            Title: Managing Director
                                                   Portfolio Manager

                                       PRINCIPAL LIFE INSURANCE COMPANY

                                       By:   Principal Capital Management, LLC,
                                             a Delaware limited liability
                                             company, its authorized signatory


                                       By: /s/ John C. Henry
                                           -------------------------------------
                                       Its: John C. Henry, Counsel
                                            ------------------------------------


                                       By: /s/ Anne Gray
                                           -------------------------------------
                                       Its: Anne Gray, Counsel
                                            ------------------------------------


                 NAME OF INSTITUTION:  Pinehurst Trading, Inc.


                                       by   /s/ Ann E. Morris
                                            ------------------------------------
                                            Name:  Ann E. Morris
                                            Title: Authorized Agent


                 NAME OF INSTITUTION:  PPM Spyglass Funding Trust


                                       by   /s/  Ann E. Morris
                                            ------------------------------------
                                            Name:  Ann E. Morris
                                            Title: Asst. Vice President


                 NAME OF INSTITUTION:  ELT Ltd.


                                       by   /s/ Ann E. Morris
                                            ------------------------------------
                                            Name:  Ann E. Morris
                                            Title: Authorized Agent

                 NAME OF INSTITUTION:  General Electric Capital Corporation


                                       by   /s/ Gregory L. Hong
                                            ------------------------------------
                                            Name:  Gregory L. Hong
                                            Title: Duly Authorized Signatory


                 NAME OF INSTITUTION:  K2H ING-1 LLC


                                       by   /s/  Kimberly Rowe
                                            ------------------------------------
                                            Name:  Kimberly Rowe
                                            Title: Authorized Agent


                 NAME OF INSTITUTION:  K2H Riverside LLC


                                       by   /s/ Kimberly Rowe
                                            ------------------------------------
                                            Name:  Kimberly Rowe
                                            Title: Authorized Agent


                 NAME OF INSTITUTION:  K2H Soleil LLC


                                       by   /s/ Kimberly Rowe
                                            ------------------------------------
                                            Name:  Kimberly Rowe
                                            Title: Authorized Agent


                 NAME OF INSTITUTION:  K2H Soleil-2 LLC


                                       by   /s/ Kimberly Rowe
                                            ------------------------------------
                                            Name:  Kimberly Rowe
                                            Title: Authorized Agent

                 NAME OF INSTITUTION:  Credit Industriel Et Commercial


                                       by   /s/ Brian O'Leary
                                            ------------------------------------
                                            Name:  Brian O'Leary
                                            Title: Vice President

                                       by   /s/ Sean Mounier
                                            ------------------------------------
                                            Name:  Sean Mounier
                                            Title: First Vice President


                 NAME OF INSTITUTION:  Kemper Floating Rate Fund


                                       by   /s/ Kelly Babson
                                            ------------------------------------
                                            Name:  Kelly Babson
                                            Title: Managing Director


                 NAME OF INSTITUTION:  Oak Hill Securities Fund, L.P.
                                       By:   Oak Hill Securities, GenPar, L.P.
                                             its General Partner
                                       By:   Oak Hill Securities MGR, Inc., its
                                             General Partner


                                       by   /s/ Scott D. Krase
                                            ------------------------------------
                                            Name:  Scott D. Krase
                                            Title: Vice President

                 NAME OF INSTITUTION:  Oak Hill Securities Fund II, L.P.
                                       By:   Oak Hill Securities, GenPar II,
                                             L.P. its General Partner
                                       By:   Oak Hill Securities MGR, Inc. II,
                                             its General Partner


                                       by   /s/ Scott D. Krase
                                            ------------------------------------
                                            Name:  Scott D. Krase
                                            Title: Vice President


                 NAME OF INSTITUTION:  National City Bank


                                       by   /s/ Kelly L. Mayes
                                            ------------------------------------
                                            Name:  Kelly L. Mayes
                                            Title: Vice President


                 NAME OF INSTITUTION:  Aeries Finance--II Ltd.
                                       By:   INVESCO Senior Secured Management,
                                             Inc. As Sub-Managing Agent


                                       by   /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                            Name:  Thomas H.B. Ewald
                                            Title: Authorized Signatory


                 NAME OF INSTITUTION:  Amara-1 Finance, LTD
                                       By:   INVESCO Senior Secured Management,
                                             Inc. as Sub-advisor


                                       by   /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                            Name:  Thomas H.B. Ewald
                                            Title: Authorized Signatory

                 NAME OF INSTITUTION:  Amara-2 Finance, LTD
                                       By:   INVESCO Senior Secured Management,
                                             Inc. as Sub-advisor


                                       by   /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                            Name:  Thomas H.B. Ewald
                                            Title: Authorized Signatory


                 NAME OF INSTITUTION:  Avalon Capital Ltd.
                                       By:   INVESCO Senior Secured Management,
                                             Inc. as Portfolio Advisor


                                       by   /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                            Name:  Thomas H.B. Ewald
                                            Title: Authorized Signatory


                 NAME OF INSTITUTION:  Avalon Capital Ltd. 2
                                       By:   INVESCO Senior Secured Management,
                                             Inc. as Portfolio Adviser


                                       by   /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                            Name:  Thomas H.B. Ewald
                                            Title: Authorized Signatory


                 NAME OF INSTITUTION:  Ceres II Finance Ltd.
                                       By:   INVESCO Senior Secured Management,
                                             Inc. as Sub-Managing Agent
                                             (Financial)


                                       by   /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                            Name:  Thomas H.B. Ewald
                                            Title: Authorized Signatory

                 NAME OF INSTITUTION:  Oasis Collateralized High Income
                                       Portfolio-1, Ltd
                                       By:   INVESCO Senior Secured Management,
                                             Inc. as Subadvisor


                                       by   /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                            Name:  Thomas H.B. Ewald
                                            Title: Authorized Signatory


                 NAME OF INSTITUTION:  Charter View Portfolio
                                       By:   INVESCO Senior Secured Management,
                                             Inc. as Investment Advisor


                                       by   /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                            Name:  Thomas H.B. Ewald
                                            Title: Authorized Signatory


                 NAME OF INSTITUTION:  Diversified Credit Portfolio Ltd.
                                       By:   INVESCO Senior Secured Management,
                                             Inc. as Investment Advisor


                                       by   /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                            Name:  Thomas H.B. Ewald
                                            Title: Authorized Signatory

                 NAME OF INSTITUTION:  AIM Floating Rate Fund
                                       By:   INVESCO Senior Secured Management,
                                             Inc. as Attorney in fact


                                       by   /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                            Name:  Thomas H.B. Ewald
                                            Title: Authorized Signatory


                 NAME OF INSTITUTION:  INVESCO CBO 2000-1 LTD.
                                       By:   INVESCO Senior Secured Management,
                                             Inc. as Portfolio Advisor


                                       by   /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                            Name:  Thomas H.B. Ewald
                                            Title: Authorized Signatory


                 NAME OF INSTITUTION:  First Union National Bank


                                       by   /s/ David S. Soris
                                            ------------------------------------
                                            Name:  David S. Soris
                                            Title: Managing Director


                 NAME OF INSTITUTION:  Emerald Orchard Limited


                                       by   /s/ Dana Schwalie
                                            ------------------------------------
                                            Name:  Dana Schwalie
                                            Title: Attorney in Fact

                 NAME OF INSTITUTION:  BNP Paribas


                                       by   /s/ Jo Ellen Bender
                                            ------------------------------------
                                            Name:  Jo Ellen Bender
                                            Title: Director

                                       by   /s/ Richard L. Sted
                                            ------------------------------------
                                            Name:  Richard L. Sted
                                            Title: Central Region Manager


                 NAME OF INSTITUTION:  Pilgrim CLO 1999-1 Ltd.
                                       By:   ING Pilgrim Investments as its
                                             Investment Manager


                                       by   /s/ Mark F. Haak
                                            ------------------------------------
                                            Name:  Mark F. Haak
                                            Title: Assistant Vice President


                 NAME OF INSTITUTION:  ML CLO XX Pilgram America (Cayman) Ltd.
                                       By:   ING Pilgrim Investments as its
                                             Investment Manager


                                       by   /s/ Mark F. Haak
                                            ------------------------------------
                                            Name:  Mark F. Haak
                                            Title: Assistant Vice President

                 NAME OF INSTITUTION:  Pilgrim Prime Rate Trust
                                       By:   ING Pilgrim Investments as its
                                             Investment Manager


                                       by   /s/ Mark F. Haak
                                            ------------------------------------
                                            Name:  Mark F. Haak
                                            Title: Assistant Vice President


                 NAME OF INSTITUTION:  Pilgrim Senior Income Fund
                                       By:   ING Pilgrim Investments as its
                                             Investment Manager


                                       by   /s/ Mark F. Haak
                                            ------------------------------------
                                            Name:  Mark F. Haak
                                            Title: Assistant Vice President


                 NAME OF INSTITUTION:  The Sumitomo Trust & Banking Co., Ltd.
                                       New York Branch


                                       by   /s/ Stephen A. Stratico
                                            ------------------------------------
                                            Name:  Stephen A. Stratico
                                            Title: Vice President


                 NAME OF INSTITUTION:  Morgan Stanley Dean Witter Prime Income
                                       Trust


                                       by   /s/ Peter Gewirtz
                                            ------------------------------------
                                            Name:  Peter Gewirtz
                                            Title: Vice President

                 NAME OF INSTITUTION:  Tryon CLO Ltd. 2000-1


                                       by   /s/ Russel O. Morrison
                                            ------------------------------------
                                            Name:  Russel O. Morrison
                                            Title: Vice President


                 NAME OF INSTITUTION:  Apex (IDM) CDO I, Ltd.


                                       by   /s/ Russel O. Morrison
                                            ------------------------------------
                                            Name:  Russel O. Morrison
                                            Title: Vice President


                 NAME OF INSTITUTION:  ELC (Cayman) Ltd. 2000-1


                                       by   /s/ Russel O. Morrison
                                            ------------------------------------
                                            Name:  Russel O. Morrison
                                            Title: Vice President


                 NAME OF INSTITUTION:  ELC (Cayman) Ltd. 1999-III


                                       by   /s/ Russel O. Morrison
                                            ------------------------------------
                                            Name:  Russel O. Morrison
                                            Title: Vice President


                 NAME OF INSTITUTION:  ELC (Cayman) Ltd. CDO Series 1999-1


                                       by   /s/ Russel O. Morrison
                                            ------------------------------------
                                            Name:  Russel O. Morrison
                                            Title: Vice President

                 NAME OF INSTITUTION:  ELC (Cayman) Ltd.


                                       by   /s/ Russel O. Morrison
                                            ------------------------------------
                                            Name:  Russel O. Morrison
                                            Title: Vice President


                 NAME OF INSTITUTION:  Flagship CLO-2001-1
                                       By:   Flagship Capitla Management, Inc.


                                       by   /s/ Eric S. Meyer
                                            ------------------------------------
                                            Name:  Eric S. Meyer
                                            Title: Director


                 NAME OF INSTITUTION:  Pacifica Partners I, L.P.
                                       By:   Imperial Credit Asset Management as
                                             its Asset Manager


                                       by   /s/ Sean R. Walker
                                            ------------------------------------
                                            Name:  Sean R. Walker
                                            Title: Vice President


                 NAME OF INSTITUTION:  The Bank of New York


                                       by   /s/ John-Paul Marotta
                                            ------------------------------------
                                            Name:  John-Paul Marotta
                                            Title: Vice President

                 NAME OF INSTITUTION:  IKB Capital Corporation


                                       by   /s/ David Synder
                                            ------------------------------------
                                            Name:  David Snyder
                                            Title: President


                 NAME OF INSTITUTION:  Credit Lyonnais NY Branch


                                       by   /s/ Attila Koc
                                            ------------------------------------
                                            Name:  Attila Koc
                                            Title: Senior Vice President


                 NAME OF INSTITUTION:  Erste Bank


                                       By   /s/ John Fay
                                            ------------------------------------
                                            Name:  John Fay
                                            Title: Vice President

                                       By   /s/ John Runnion
                                            ------------------------------------
                                            Name:  John Runnion
                                            Title: Managing Director


                 NAME OF INSTITUTION:  Franklin Floating Rate Trust


                                       by   /s/ Chauncey Lufkin
                                            ------------------------------------
                                            Name:  Chauncey Lufkin
                                            Title: Vice President

                 NAME OF INSTITUTION:  Franklin Floating Rate Master Series


                                       by   /s/ Chauncey Lufkin
                                            ------------------------------------
                                            Name:  Chauncey Lufkin
                                            Title: Vice President


                 NAME OF INSTITUTION:  Franklin CLO I, Limited


                                       by   /s/ Chauncey Lufkin
                                            ------------------------------------
                                            Name:  Chauncey Lufkin
                                            Title: Vice President


                 NAME OF INSTITUTION:  Franklin Floating Rate Daily Access Fund


                                       by   /s/ Chauncey Lufkin
                                            ------------------------------------
                                            Name:  Chauncey Lufkin
                                            Title: Vice President



                 NAME OF INSTITUTION:  Chase Manhattan Bank, As Trustee of the
                                       Antares Funding Trust created under Trust
                                       Agreement dated as of November 30, 1999, as Lender


                                       by   /s/ Judith Drummond
                                            ------------------------------------
                                            Name:  Judith Drummond
                                            Title: Vice President

                 NAME OF INSTITUTION:  Bank of Montreal


                                       by   /s/ S. Valia
                                            ------------------------------------
                                            Name:  S. Valia
                                            Title: Managing Director


                 NAME OF INSTITUTION:  U.S. Bank National Association


                                       by   /s/ Elliot Jaffee
                                            ------------------------------------
                                            Name:  Elliot Jaffee
                                            Title: Senior Vice President


                 NAME OF INSTITUTION:  Antares Capital Corporation


                                       by   /s/ Tyler W. Wind
                                            ------------------------------------
                                            Name:  Tyler W. Wind
                                            Title: Director


                 NAME OF INSTITUTION:  Nova CDO 2001, Ltd.


                                       by   /s/ Tyler W. Wind
                                            ------------------------------------
                                            Name:  Tyler W. Wind
                                            Title: Director

                 NAME OF INSTITUTION:  Octagon Investment Partners II, LLC
                                       By:   Octagon Credit Investors, LLC as
                                             Sub-investment Manager


                                       by   /s/ Michael B. Nechamkin
                                            ------------------------------------
                                            Name:  Michael B. Nechamkin
                                            Title: Portfolio Manager


                 NAME OF INSTITUTION:  Octagon Investment Partners III, LTD.
                                       By:   Octagon Credit Investors, LLC as
                                             Portfolio Manager


                                       by   /s/ Michael B. Nechamkin
                                            ------------------------------------
                                            Name:  Michael B. Nechamkin
                                            Title: Portfolio Manager


                 NAME OF INSTITUTION:  Octagon Investment Partners IV, LTD.
                                       By:   Octagon Credit Investors, LLC as
                                             Collateral Manager


                                       by   /s/ Michael B. Nechamkin
                                            ------------------------------------
                                            Name:  Michael B. Nechamkin
                                            Title: Portfolio Manager

                 NAME OF INSTITUTION:  Prometheus Investment Funding No. 1 Ltd.
                                       By:   CPF Asset Advisory, LLC, as
                                             Investment Manager


                                       by   /s/ Timothy L. Harrol
                                            ------------------------------------
                                            Name:  Timothy L. Harrol
                                            Title: Director

                                       by   /s/ Steven Simons
                                            ------------------------------------
                                            Name:  Steven Simons
                                            Title: Associate Director


                 NAME OF INSTITUTION:  Comerica Bank


                                       by   /s/ Timothy O'Rourke
                                            ------------------------------------
                                            Name:  Timothy O'Rourke
                                            Title: Vice President


                 NAME OF INSTITUTION:  Van Kampen Senior Income Trust
                                       By:   Van Kampen Investment Advisory
                                             Corp.


                                       by   /s/ Darvin D. Pierce
                                            ------------------------------------
                                            Name:  Darvin D. Pierce
                                            Title: Principal

                 NAME OF INSTITUTION:  Van Kampen Senior Floating Rate Fund
                                       By:   Van Kampen Investment Advisory
                                             Corp.


                                       by   /s/ Darvin D. Pierce
                                            ------------------------------------
                                            Name:  Darvin D. Pierce
                                            Title: Principal

                 NAME OF INSTITUTION:  Van Kampen Prime Rate Income Trust
                                       By:   Van Kampen Investment Advisory
                                             Corp.


                                       by   /s/ Darvin D. Pierce
                                            ------------------------------------
                                            Name:  Darvin D. Pierce
                                            Title: Principal


                 NAME OF INSTITUTION:  Protective Life Insurance Company


                                       by   /s/ Diane S. Griswold
                                            ------------------------------------
                                            Name:  Diane S. Griswold
                                            Title: Assistant Vice President


                 NAME OF INSTITUTION:  Galaxy CLO 1999-1, Ltd.
                                       By:   SAI Investment Adviser, Inc. its
                                             Collateral Manager


                                       by   /s/ Kevin Buckle
                                            ------------------------------------
                                            Name:  Kevin Buckle
                                            Title: Authorized Agent


                 NAME OF INSTITUTION:  SunAmerica Life Insurance Company


                                       by   /s/ Kevin Buckle
                                            ------------------------------------
                                            Name:  Kevin Buckle
                                            Title: Authorized Agent

                 NAME OF INSTITUTION:  Metropolitan Life Insurance Company


                                       by   /s/ James R. Dingler
                                            ------------------------------------
                                            Name:  James R. Dingler
                                            Title: Director


                 NAME OF INSTITUTION:  Madison Avenue CDO I, Limited
                                       By:   Metropolitan Life Insurance Company
                                             as Collateral Manager


                                       by   /s/ James R. Dingler
                                            ------------------------------------
                                            Name:  James R. Dingler
                                            Title: Authorized Signatory


                 NAME OF INSTITUTION:  Landmark CDO Ltd.


                                       by   /s/ Gilles Marchard
                                            ------------------------------------
                                            Name:  Gilles Marchard
                                            Title: Authorized Signatory


                 NAME OF INSTITUTION:  Mellon Bank, N.A.


                                       by   /s/ Louis E. Flors
                                            ------------------------------------
                                            Name:  Louis E. Flors
                                            Title: Vice President

                 NAME OF INSTITUTION:  SL Loans I Limited
                                       By:   Highland Capital Management, L.P.
                                             as Attorney-in-Fact


                                       by   /s/ Todd Travers
                                            ------------------------------------
                                            Name:  Todd Travers
                                            Title: Senior Portfolio Manager


                 NAME OF INSTITUTION:  Highland Loan Funding V
                                       By:   Highland Capital Management, L.P.
                                             as Collateral Manager


                                       by   /s/ Todd Travers
                                            ------------------------------------
                                            Name:  Todd Travers
                                            Title: Senior Portfolio Manager


                 NAME OF INSTITUTION:  AMMC CDO II, Limited
                                       By:   American Money Management Corp., as
                                             Collateral Manager


                                       by   /s/ David P. Meyer
                                            ------------------------------------
                                            Name:  David P. Meyer
                                            Title: Vice President

                 NAME OF INSTITUTION:  Ares IV CLO Ltd.
                                       By:   Arles CLO Management IV, L.P.
                                             Investment Manager

                                       By:   Ares CLO GP IV, LLC
                                       Its:  Managing Member


                                       by   /s/ Seth J. Brufsky
                                            ------------------------------------
                                            Name:  Seth J. Brufsky
                                            Title: Vice President


                 NAME OF INSTITUTION:  Ares III CLO Ltd.

                                       By:   Ares CLO Management, LLC
                                       Its:  Investment Manager


                                       by   /s/ Seth J. Brufsky
                                            ------------------------------------
                                            Name:  Seth J. Brufsky
                                            Title: Vice President


                 NAME OF INSTITUTION:  Ares Leveraged Investment  Fund II, L.P.
                                       By:   Ares Management, II, L.P.
                                       Its:  General Partner

                                       by   /s/ Seth J. Brufsky
                                            ------------------------------------
                                            Name:  Seth J. Brufsky
                                            Title: Vice President

                 NAME OF INSTITUTION:  Ares Leveraged Investment Fund, L.P.

                                       By:   Ares Management, L.P.
                                       Its:  General Partner


                                       by   /s/ Seth J. Brufsky
                                            ------------------------------------
                                            Name:  Seth J. Brufsky
                                            Title: Vice President


                 NAME OF INSTITUTION:  Sierra CLO-I


                                       by   /s/ John M. Cooperton
                                            ------------------------------------
                                            Name:  John M. Cooperton
                                            Title: Chief Operating Officer


                 NAME OF INSTITUTION:  Carlyle High Yield Partners III, Ltd.


                                       by   /s/ Linda M. Pace
                                            ------------------------------------
                                            Name:  Linda M. Pace
                                            Title: Vice President


                 NAME OF INSTITUTION:  Goldentree High Yield Opportunities I,
                                       L.P.


                                       by   /s/ Frederick Haddad
                                            ------------------------------------
                                            Name:  Frederick Haddad
                                            Title: Partner

                 NAME OF INSTITUTION:  Indosuez Capital Funding VI, Limited
                                       By:   Indosuez Capital as Collateral
                                             Manager


                                       by   /s/ Melissa Marano
                                            ------------------------------------
                                            Name:  Melissa Marano
                                            Title: Vice President


                 NAME OF INSTITUTION:  Denali Capital CLO I, Ltd.
                                       By:   DC Funding Partners LLC, its
                                             Collateral Manager

                                       By:   Denali Capital LLC, its Managing
                                             Member


                                       by   /s/ John P. Thacker
                                            ------------------------------------
                                            Name:  John P. Thacker
                                            Title: Chief Credit Officer


                 NAME OF INSTITUTION:  Grayston CLO 2001-01 Ltd.
                                       By:   Bear Sterns Asset Management Inc.
                                             as its Collateral Manager


                                       by   /s/ Niall D. Rosenzweig
                                            ------------------------------------
                                            Name:  Niall D. Rosenzweig
                                            Title: Vice President

                 NAME OF INSTITUTION:  Northwoods Capital, Limited
                                       By:   Angelo, Gordon & Co., L.P., as
                                             Collateral Manager


                                       by   /s/ John W. Fraser
                                            ------------------------------------
                                            Name:  John W. Fraser
                                            Title: Managing Director


                 NAME OF INSTITUTION:  Northwoods Capital II, Limited
                                       By:   Angelo, Gordon & Co., L.P., as
                                             Collateral Manager


                                       by   /s/ John W. Fraser
                                            ------------------------------------
                                            Name:  John W. Fraser
                                            Title:  Managing Director


                 NAME OF INSTITUTION:  Northwoods Capital III, Limited
                                       By:   Angelo, Gordon & Co., L.P., as
                                             Collateral Manager


                                       by   /s/ John W. Fraser
                                            ------------------------------------
                                            Name:  John W. Fraser
                                            Title: Managing Director

                 NAME OF INSTITUTION:  Northwoods Capital III, Limited
                                       By:   Angelo, Gordon & Co., L.P., as
                                             Collateral Manager


                                       by   /s/ John W. Fraser
                                            ------------------------------------
                                            Name:  John W. Fraser
                                            Title: Managing Director